UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2021 (November 1, 2021)

ARMSTRONG FLOORING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37589	47-4303305
(State or other jurisdiction of incorporation )	(Commission File No.)	(IRS Employer Identification No.)

1770 Hempstead Road Lancaster, Pennsylvania	17605
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (717) 672-9611

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AFI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

Amended ABL Credit Facility

On November 1, 2021 (the “Effective Date”), Armstrong Flooring, Inc. (the “Company”), entered into a Fourth Amendment to Credit Agreement (the “Amendment”), by and among the Company, as borrower, the guarantors named therein, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent (in such capacities, the “ABL Agent”), and as letter of credit issuer and as swingline lender.

The Amendment amends that certain Credit Agreement, dated as of December 31, 2018, by and among the Company, the guarantors named therein, the lenders party thereto, the letter of credit issuer, the swingline lender and the ABL Agent (as amended, restated, supplemented or otherwise modified from time to time, including by the Amendment, the “Amended ABL Credit Facility”), in order to, among other things, (i) revise the minimum Consolidated Cash Flow (as defined in the Amended Credit Facility) requirement for the fiscal quarter period ending September 30, 2021, and (ii) add a new monthly minimum availability covenant which requires the Company and its subsidiaries to maintain minimum Availability (as defined in the Amended ABL Credit Facility) of (x) $32,500,000 from the Effective Date through and including November 30, 2021, and (y) $25,000,000 from December 1, 2021 through December 31, 2021, and each calendar month period thereafter, in each case commencing on the first day of such month and ending on the last day of such month (such amendments, the “Covenant Changes”).

In addition, the Company has engaged the services of Riveron RTS, LLC (“Riveron”) to provide certain consulting services and, under the terms of the Amended ABL Credit Facility, agreed to continue to retain Riveron. In accordance with the Amendment, the Company has agreed that, no later than November 15, 2021, Riveron will deliver a report (the “Riveron Report”) to the ABL Agent that is consistent with Riveron’s agreed-upon scope of engagement in form and substance reasonably satisfactory to the ABL Agent.

The Amendment also requires the Company to deliver Borrowing Base Reports and Consolidated Borrowing Base Reports (each as defined in the Amended ABL Credit Facility) to the ABL Agent on a no less than weekly basis.

Amended Term Loan Facility

On the Effective Date, the Company entered into a First Amendment to Term Loan Agreement (the “Term Loan Amendment”), by and among the Company, as borrower, the guarantors named therein, the lenders party thereto and Pathlight Capital LP, as administrative agent and as collateral agent (in such capacities, the “Term Loan Agent”).

The Term Loan Amendment amends that certain Term Loan Agreement, dated as of June 23, 2020, by and among the Company, the guarantors named therein, the lenders party thereto and the Term Loan Agent (as amended, restated, supplemented or otherwise modified from time to time, including by the Term Loan Amendment, the “Amended Term Loan Facility”). The Term Loan Amendment is substantially consistent with the Amendment and incorporated the Covenant Changes into the Amended Term Loan Facility. The Term Loan Amendment also requires the Riveron Report to be delivered to the Term Loan Agent and for the Company to deliver a Consolidated Borrowing Base Report (as defined in the Amended Term Loan Agreement) to the Term Loan Agent on a no less than weekly basis.

The foregoing summaries of the Amendment and the Term Loan Amendment do not purport to be complete and are subject to and qualified in their entirety by reference to the Amendment and the Term Loan Amendment, copies of which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition

On November 4, 2021, Armstrong Flooring, Inc. (the “Company”) issued a press release announcing its third quarter 2021 financial results. The full text of the press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On November 4, 2021, the Company issued a press release announcing that it will hold a live webcast and conference call to review financial results and conduct a question-and-answer session on Friday, November 5, 2021 at 8:30 a.m. ET. The live webcast will be available in the Investors section of the Company’s website at www.armstrongflooring.com. For those unable to access the webcast, the conference call will be accessible by dialing 877-407-0789 (domestic) or 201-689-8562 (international). A replay of the conference call will be available for 90 days, by dialing 844-512-2921 (domestic) or 412-317-6671 (international) and entering the passcode 13724622.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Fourth Amendment to Credit Agreement, dated as of November 1, 2021, by and among Armstrong Flooring, Inc., as borrower, the guarantors named therein, the lender parties thereto and Bank of America, N.A., as administrative agent, collateral agent, swingline lender and letter of credit issuer.

10.2	First Amendment to Term Loan Agreement, dated as of November 1, 2021, by and among Armstrong Flooring, Inc., as borrower, the guarantors named therein, the lender parties thereto and Pathlight Capital LP, as administrative agent and collateral agent.

99.1	Press Release of Armstrong Flooring, Inc., dated November 4, 2021.

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG FLOORING, INC.

By:	/s/ Christopher S. Parisi
Christopher S. Parisi
Senior Vice President, General Counsel & Secretary

Date: November 4, 2021